MML SERIES INVESTMENT FUND
MML Mid Cap Growth Fund
Supplement dated March 14, 2025 to the
Prospectus dated May 1, 2024 and the
Summary Prospectus dated May 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the following information replaces the information for Brian W.H. Berghuis found under the heading Portfolio Manager(s) in the section titled Management (on page 65 of the Prospectus):
Brian W.H. Berghuis, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price Investment Management. He has managed the Fund since its inception (May 2006). He is expected to retire from T. Rowe Price Investment Management on December 31, 2025.
Effective immediately, the following information replaces the information for Brian W.H. Berghuis found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 131 of the Prospectus:
Brian W.H. Berghuis, CFA
is a portfolio manager of the MML Mid Cap Growth Fund. Mr. Berghuis is a Vice President and Portfolio Manager for T. Rowe Price Investment Management. He joined T. Rowe Price in 1985 and his investment experience dates from 1983. Mr. Berghuis has served as a portfolio manager for T. Rowe Price or T. Rowe Price Investment Management throughout the past five years. He is expected to retire from T. Rowe Price Investment Management on December 31, 2025.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-24-10
MMLMCG-24-03